UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 15, 2003

                                WRC MEDIA INC.

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            (Exact name of registrant as specified in its charter)

      Delaware                    333-96119                  13-4066536

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   (State or other          (Commission File Number)    (IRS Employer
   jurisdiction of                                       Identification No.)
   incorporation)


     512 Seventh Avenue, 22nd Floor, New York, NY                 10018
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       (address of principal executive offices)                (Zip Code)


      Registrant's telephone number, including area code: (212) 768-1150

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ITEM 5. OTHER EVENTS.

WRC Media Inc. ("WRC Media") has received a letter from the United States Securities and Exchange Commission ("SEC") advising it that the SEC has initiated a preliminary inquiry concerning WRC Media and requesting that WRC Media voluntarily provide the SEC with documents relating to WRC Media's reserve for bad debt expenses in the first quarter of 2003, revenue recognition for the fourth quarter of 2002 and certain other of the company's financial policies and practices. WRC Media intends to comply fully with the SEC's request, and will begin its delivery of the documents requested by the SEC tomorrow.

Among other things, the letter also states that the preliminary inquiry should not be taken as an indication by the SEC or its staff that any violations of law have occurred or as an adverse reflection upon any person, entity or security.

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                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      WRC MEDIA INC.
                                      (Registrant)

Date:  December 15, 2003               By:    /s/ Martin E. Kenney, Jr.
                                             --------------------------------
                                             Name:  Martin E. Kenney, Jr.
                                             Title: Chief Executive Officer

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